UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE PHOENIX COMPANIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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On March 20, 2008, The Phoenix Companies, Inc. posted the following to its web site:

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2008 Phoenix Annual Meeting and Proxy Vote Information

Phoenix helps solve diverse and often highly complex personal financial and business planning needs through our broad array of life insurance, annuity and investment products.

Estate Planning



Life insurance can help secure the future for families and businesses – and so much more.

Retirement Planning



Annuities are the only investment vehicles that can guarantee supplemental income for life.

Investment Planning



We offer individuals and institutions a choice of money managers, investment products and strategies to fit their financial goals.

News & Updates

Phoenix Companies and Lockwood Capital Management Introduce First Income Guarantee on Retirement Assets

Study by Phoenix Life Solutions, Milliman Explores Impact of Underwriting Assumptions on Life Settlement Assets

Phoenix Files Preliminary Proxy Statement

High-Net-Worth Market Insights: Will the affluent investor choose mutual funds or alternative investments in 2008?

Phoenix Announces Intention to Spin Off Phoenix Investment Partners

» More news **» Newsroom**

©2001-2008 The Phoenix Companies, Inc. and affiliated companies

Insurance and annuities issued by Phoenix Life Insurance Company (East Greenbush, NY), PHL Variable Insurance Company (PHLVIC) (Hartford, CT) and Phoenix Life and Annuity Company (PLAC) (Hartford, CT). PHLVIC is not authorized to conduct business in NY and ME. PLAC is not authorized to conduct business in CA, GA, MA, ME, MN, NH, and NY and not authorized to conduct variable universal life insurance business in ID and LA. The insurers referenced are separate entities and each is responsible only for its own financial condition and contractual obligations.

Securities distributed by **Phoenix Equity Planning Corporation** (Hartford, CT), member FINRA and subsidiary of Phoenix Investment Partners, Ltd., a member of The Phoenix Companies, Inc.

Not all products and services described here are available in all states of the USA.

PWM01060

34352 3-08

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Annual Meeting 2008 Annual Meeting

The Phoenix Companies, Inc., is pleased to offer online proxy voting for our Annual Meeting of Shareholders, which is scheduled to be held on Friday, May 2, 2008. This year’s Annual Meeting will be particularly important, and regardless of how many shares you own, YOUR vote is important. Whether or not you plan to attend the Annual Meeting, please vote as promptly as possible. Before you vote, you should carefully review the proxy statement and related materials for this year’s meeting. For your convenience, these materials may be viewed by going to the Annual Meeting Materials section of this page.

MORE INFORMATION

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E-mail Alerts Vote Here – Electronic Proxy Voting

Registered Shareholders:

You are a “registered stockholder” if you hold your shares in your own name with our transfer agent, BNY Mellon Shareowner Services.

Have your proxy card available and click this link and follow the instructions provided: http:// www.eproxy.com/pnx

Beneficial Shareholders:

You are a ”beneficial stockholder” if you hold your stock through a broker, bank or other nominee. Beneficial stockholders are also known as “street name” stockholders.

Have your voting instruction form available and click this link and follow the instructions provided: http:// www.proxyvote.com

Please note that Oliver Press Partners, LLC, its principals Augustus Oliver and Clifford Press and certain of their affiliates (collectively, “Oliver Press”) have notified us that they intend to solicit proxies for their own slate of three nominees for election to the Company’s Board of Directors at the Annual Meeting, in opposition to nominees that our Board and Governance Committee have selected.

Our Board of Directors unanimously recommends a vote FOR ALL of the Board’s five nominees by voting on the Internet or by telephone or b returning a BLUE proxy card.

Please only vote the BLUE proxy card that you receive from the Company. We urge you not to vote any White proxy card or voting instruction card that you may receive from Oliver Press.

Annual Meeting Materials Archive »Date Title

03/07/08 2008 Proxy Statement 03/07/08 2007 Annual Report 03/13/08 Letter to Shareholders Related Links

Corporate Governance | SEC Filings | Contact Information

Privacy Policy ©2001-2008 The Phoenix Companies, Inc. and affiliated companies

Legal Statement Insurance and annuities issued by Phoenix Life Insurance Company (East Greenbush, NY), PHL Variable Insurance Company (PHLVIC)

Contact Us (Hartford, CT) and Phoenix Life and Annuity Company (PLAC) (Hartford, CT). PHLVIC is not authorized to conduct business in NY and

Site Map ME, PLAC is not authorized to conduct business in CA, GA, MA, ME, MN, NH, and NY and not authorized to conduct variable universal life insurance business in ID and LA. The insurers referenced are separate entities and each is responsible only for its own financial condition and contractual obligations.

Securities distributed by Phoenix Equity Planning Corp. (Hartford, CT), member NASD and subsidiary of Phoenix Investment Partners, Ltd., a member of The Phoenix Companies, Inc.

Not all products and services described here are available in all states of the USA.

IMPORTANT INFORMATION REGARDING THE SOLICITATION AND PARTICIPANTS THEREIN

In connection with its 2008 Annual Meeting, The Phoenix Companies, Inc. has filed a definitive proxy statement, BLUE proxy card and other materials with the U.S. Securities and Exchange Commission. The Phoenix Companies, Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with our upcoming annual meeting and the notice we received from one of our shareholders. Information regarding the special interests of the directors and executive officers in the proposals that are the subject of the meeting is included in the proxy statement that we have filed. The Phoenix Companies, Inc.’s shareholders are strongly advised to read the proxy statement filed in connection with the annual meeting carefully before making any voting or investment decision, as it contains important information. Shareholders are able to obtain this proxy statement, any amendments or supplements to the proxy statement, along with the annual, quarterly and special reports we file, for free at the web site maintained by the Securities and Exchange Commission at www.sec.gov or at our web site at www.phoenixwm.com, in the Investor Relations section. In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, Morrow & Co., LLC, toll-free at (800) 414-4313. Banks and Brokers may call collect at (203) 658-9400.